UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 28, 2005

Peoples-Sidney Financial Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-22223	311499862
(State or other jurisdiction of	(Commission File)	(IRS Employer
incorporation or organization)	Number	Identification No.)

101 East Court, Sidney, Ohio 46750

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (937) 492-6129

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Section 3 – Securities and Trading Markets.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 28, 2005, the Registrant issued a press release announcing that it will voluntarily transfer its listing from the NASDAQ National Market at the close of trading on December 31, 2005 and will begin trading on the Over-the-Counter Bulletin Board (“OTCBB”) as of January 3, 2006.

The Company’s trading symbol, currently “PSFC”, may change when the stock becomes active on the OTCBB. Should a change occur, an immediate announcement will be made as soon as the Company’s new symbol is made known to it.

A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated into this Item 3.01 by reference.

Section 9 – Financial Statements and Exhibits.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits.

The following Exhibit is being furnished herewith:

99.1	Press Release of Peoples-Sidney Financial Corporation, dated
December 28, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES-SIDNEY FINANCIAL CORPORATION

By:	/s/ Douglas Stewart
Douglas Stewart
President and Chief Executive Officer

Dated: December 29, 2005

Exhibit Index

Exhibit
Number	Description of Exhibit

99.1	Press Release of Peoples-Sidney Financial Corporation, dated December 28, 2005
December 28, 2005.